UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2009

Lorillard, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-34097 (Commission File Number)	13-1911176 (IRS Employer Identification No.)
714 Green Valley Road
Greensboro, North Carolina 24708-7018
(Address of principal executive offices, including zip code)
(336) 335-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     Lorillard, Inc. (“Lorillard” or the “Company”) will be meeting with investors in New York City and Boston on June 15 and 16, 2009. The Company will post to its website (www.lorillard.com) under the “Investor Relations” section a slide presentation concerning its products and services generally, financial results, business opportunities and related matters. This slide presentation will be discussed during the investor presentations. A copy of the slide presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”).
     The information under Item 7.01 and in Exhibit 99.1 in this Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

99.1	Lorillard, Inc. slide presentation dated June 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORILLARD, INC. (Registrant)
	By:	/s/ David H. Taylor
David H. Taylor
Dated: June 12, 2009		Executive Vice President, Finance and Planning and Chief Financial Officer